Exhibit 3.40

Entity #: 3782089 Date Filed: 01/16/2008 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Organization

Domestic Limited Liability Company

(15 Pa.C.S. § 8913)

Corporation Service Company	______ ______	Document will be returned to the name and address you enter to the left. ï

Commonwealth of Pennsylvania CERTIFICATE OF ORGANIZATION 3 Page(s)

Fee: $125	T0801660157

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1.	The name of the limited liability company (designator is required, i.e., “company”, “limited” or “limited liability company” or abbreviation):

Atlas Pipeline Tennessee, LLC

2.	The (a) address of the limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
1550 Coraopolis Heights Road, 2nd Floor,	Moon Township,	PA	15108	Allegheny

(b) Name of Commercial Registered Office Provider				County
c/o:

3. The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2):
Name		Address
Rosemary Morice	1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103

2008 JAN 16 PM 12:29 PA. DEPT. OF STATE

DSCB:15-8913-2

4.	Strike out if inapplicable term

A member’s interest in the company is to be evidenced by a certificate of membership interest.

5.	Strike out if inapplicable:

~~Management of the company is vested in a manager or managers~~

6.	The specified effective date, if any is: ______________________________,

                month   date   year   hour, if any

7.	Strike out if inapplicable: ~~The company is a restricted professional company organized to render the following restricted professional service(s):~~

8.	For additional provisions of the certificate, if any, attach an 8 1/2 x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 16th day of January, 2008.

[Illegible]
Signature

Signature

Signature

Entity #: 3782089 Date Filed: 05/11/2011 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Amendment of Registration-Foreign

(15 Pa.C.S. § 8585)

☐ Limited Partnership

☐ Registered Limited Liability Partnership

☒ Registered Limited Liability Company

Name	CT - COUNTER		Commonwealth of Pennsylvania FOREIGN LIMITED LIABILITY AMENDMENT 2 Page(s)

Address	CT CORP COUNTER PICK UP		T1113211013

City	State	Zip Code

8140327-S0PA4

Fee: $250

In compliance with the requirements of 15 Pa.C.S. § 8585 (relating to amended certificate of registration), the undersigned, desiring to change the arrangements or other facts described in its application for registration as a foreign limited partnership, foreign registered limited liability partnership or a foreign limited liability company hereby states that:

1.	The name under which the association was registered (or last registered) to do business in the Commonwealth of Pennsylvania is:

Atlas Pipeline Tennessee, LLC

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
1550 Coraopolis Heights Road, 2nd Floor,	Moon Township,	PA	15108,	Allegheny

(b) Name of Commercial Registered Office Provider				County
c/o:

3.	(If applicable): The address of the registered office of the association in this Commonwealth is hereby changed to:

(a) Number and Street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider				County
c/o: C T Corporation System				Allegheny

[Illegible]

2011 MAY 11 PM 3:56

PA DEPT OF STATE

DSCB:15-8585-2

4.	If applicable: The association desires that its registration be amended to change its name to:

5.	If applicable: The association desires that its registration be amended as follows in order to reflect arrangements or other facts that have changed.

IN TESTIMONY WHEREOF, the undersigned has caused this Certificate of Amendment of Registration to be signed by a duly authorized officer, member or manager thereof this

9th day of May, 2010.

Atlas Pipeline Tennessee, LLC

By: Atlas Pipeline Operating Partnership L.P., sole member

By:	Atlas Pipeline Partners GP, LLC, General Partner
Name of Association

/s/ Gerald R. Shrader
Signature

Gerald R. Shrader, Chief Legal Officer and Secretary
Title

Illegible